Execution

Exhibit 10.5
AMENDMENT NO. 3 TO THE
STOCKHOLDERS AGREEMENT
September 13, 2017
This Amendment No. 3 (this "Amendment") to the Stockholders Agreement among Toys "R" Us, Inc. (as successor to Toys "R" Us Holdings, Inc.), Funds managed by Bain Capital Partners, LLC or its Affiliates, Toybox Holdings, LLC, Vornado Truck LLC and certain other Persons, dated as of July 21, 2005, as amended by Amendment No. 1, dated as of June 10, 2008 as amended by Amendment No. 2, dated as of October 14, 2015 (as amended, the "Agreement") shall become effective as of the date first set forth above. Capitalized terms used but not otherwise defined in this Amendment have the meaning given to such terms in the Agreement.
1.Section 2.1. Section 2.1 of the Agreement is hereby deleted and replaced with the following:
2.1 Board of Directors.

2.1.1 Board Size. As of the date of Amendment No. 3, the number of members of the Board shall be fixed at ten (10), or such other number as is determined from time to time pursuant to Section 2.5 and 2.6.1.

2.1.2 Designation of Directors. As of the date of Amendment No. 3, the Board shall be composed of the following, unless otherwise determined by the Board, in accordance with Section 2.6.1:

(a) two (2) persons designated by Bain (subject to Section 11.1), (the "Bain Designees");
(b) two (2) persons designated by KKR (the "KKR Designees");
(c) two (2) persons designated by Vornado (the "Vornado Designees" and together with the Bain Designees and the KKR Designees, the "Sponsor Designees");
(d) the chief executive officer of the Company; and
(e) three (3) Independent Directors, to be selected by the Board.

2.1.3 Sell-Down Provisions. In the event that any Sponsor ceases to own at least 30% of such Sponsor's Initial Shares but continues to own at least 15% of such Sponsor's Initial Shares, such Sponsor shall no longer have the right to designate two (2) Sponsor Designees and shall have the right to designate only one (1) Sponsor Designee. In the event that any Sponsor ceases to own at least 15% of such Sponsor's Initial Shares, such Sponsor shall no longer have the right to designate any Sponsor Designee.

2.    Section 2.4.1. Section 2.4.1 of the Agreement is hereby deleted and replaced with the following:
"The Board may from time to time designate one or more committees, each of which may be at least a three (3) member committee and shall not be more than a six (6) member committee. Bain shall have the right, but not the obligation, to designate to each committee one (1) Bain Designee, KKR shall have the right, but not the obligation, to designate to each committee one (1) KKR Designee, and Vornado shall have the right, but not the obligation, to designate to each committee one (1) Vornado Designee; and each committee may also include up to three (3) Independent Directors; provided that in the event that any Sponsor ceases to own at least 30% of such Sponsor's Initial Shares, such Sponsor shall no longer have the right to have any Sponsor Designees serve as members of the Board's committees. To the extent that any Sponsor, under this Section 2.4.1, is not entitled to designate any Sponsor Designees as members of the Board's committees, such Sponsor shall send a written notice to the Secretary of the Company stating the names of the Sponsor Designees to be removed from the Board's committees and, upon receipt of such notice by the Secretary of the Company, such Sponsor Designees shall be deemed to have resigned from such committees. Any vacancies on the Board's committees may be filled by the remaining committee members acting in accordance with the Company's nomination and governance procedures and this Agreement so long as two (but not three) Sponsors own at least 30% of such Sponsor's Initial Shares, the size of the committees shall be at least two (2) member committees."

3.    Continuing Force and Effect. The Agreement, as modified by the terms of this Amendment, shall continue in full force and effect from and after the date of the adoption of this Amendment set forth above.
4.    Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts (including facsimiled counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.
5.    Consent to Amendment. The execution of this Amendment, by each of the parties thereto shall be deemed to constitute "Unanimous Sponsor Approval" of this Amendment and the matters contained therein pursuant to Section 2.6.1 and other applicable sections of the Agreement.
6.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED WITH, THE LAWS OF THE STATE OF NEW YORK.
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IN WITNESS WHEREOF, the parties have executed this Amendment to the Stockholders Agreement on the day and year first written above.

TOYS "R" US, INC.

By: /s/ Cornelius Boggs, III
Name: Cornelius Boggs, III
Title: Executive Vice President - General Counsel

BAIN CAPITAL (TRU) VIII, L.P.

By: Bain Capital Partners VIII, L.P.
Its: General Partner

By: Bain Capital Investors, LLC
Its: General Partner

By: /s/ Joshua Bekenstein
Name: Joshua Bekenstein
Its: Managing Director

BAIN CAPITAL (TRU) VIII-E, L.P.

By: Bain Capital Partners VIII-E, L.P.
Its: General Partner

By: Bain Capital Investors, LLC
Its: General Partner

By: /s/ Joshua Bekenstein
Name: Joshua Bekenstein
Its: Managing Director

[Signature page to Amendment No. 3 to Stockholders Agreement]

BAIN CAPITAL (TRU) VIII COINVESTMENT, L.P.

By: Bain Capital Partners VIII, L.P.
Its: General Partner

By: Bain Capital Investors, LLC
Its: General Partner

By: /s/ Joshua Bekenstein
Name: Joshua Bekenstein
Its: Managing Director

BAIN CAPITAL INTEGRAL INVESTORS, LLC.
By: Bain Capital Investors, LLC
Its: Administrative Member

By: /s/ Joshua Bekenstein
Name: Joshua Bekenstein
Its: Managing Director

BCIP TCV, LLC
By: Bain Capital Investors, LLC
Its: Administrative Member

By: /s/ Joshua Bekenstein
Name: Joshua Bekenstein
Its: Authorized Signatory

    [Signature page to Amendment No. 3 to Stockholders Agreement]

TOYBOX HOLDINGS, LLC

By: /s/ Nathaniel Taylor
Name: Nathaniel Taylor
Its:    Member

VORNADO TRUCK, LLC

By: Vornado Realty L.P.
Its: Sole Member

By: Vornado Realty Trust
Its: Sole Member

By: /s/ Wendy Silverstein
Name: Wendy Silverstein
Its:

    [Signature page to Amendment No. 3 to Stockholders Agreement]